Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

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UNITED STATES OF AMERICA		STIPULATION AND ORDER OF
	:	SETTLEMENT OF AMENDED PETITION
- v. -		OF ADELPHIA COMMUNICATIONS
	:	CORPORATION AND VARIOUS
JOHN J. RIGAS,		SUBSIDIARIES AS TO
and	:	FORFEITED MANAGED ENTITIES
TIMOTHY J. RIGAS,
:
Defendants.
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ADELPHIA COMMUNICATIONS	:
CORPORATION, et al.,
:
Petitioners.
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In furtherance of the terms of the non-prosecution agreement (“NPA”) entered into on April 25, 2005, between the Office of the United States Attorney for the Southern District of New York, Michael J. Garcia, United States Attorney (the “Office”), and Adelphia Communications Corporation (“ACC”) and its affiliated entities (as more fully described in the NPA) (“Adelphia”), it is hereby stipulated and agreed by and between the Office, ACC, the Adelphia Petitioners and the ACC LLCs (as defined hereafter), as follows:

1.             The properties subject to this Stipulation are listed on Exhibit A (Forfeited Managed Entities), and all property traceable thereto (collectively, the “Forfeited Property”). Any other property subject to the Preliminary Order of Forfeiture as to Specific Property entered July 13, 2005 which are not specifically listed on Exhibit A hereto is not subject to or affected in any way by this Stipulation.

2.             On the terms set forth herein, the petition, as amended (the “Amended Petition”) of ACC and its affiliated entities (the “Adelphia Petitioners”) is hereby withdrawn with prejudice as to the Forfeited Property, without costs or fees to any party hereto.

3.             To effect, facilitate and expedite the restitutionary scheme provided for in the NPA, the Office shall, at the time that this stipulation is executed by the parties hereto, submit this stipulation for the Court’s endorsement and simultaneously apply for (i) a Final Order of Forfeiture forfeiting all right, title and interest in the Forfeited Property to the United States, and (ii) an Amended Final Order of Forfeiture, conveying all right, title and interest held by the United States in the Forfeited Property to the respective entities as detailed in Exhibit B hereto, each of which is an indirect ACC subsidiary (the “ACC LLCs”). Said forfeiture and conveyance shall be free and clear of all liens, claims, encumbrances and adverse interests, except as provided in paragraphs 5 and 6, below. The transfer to the United States of the partnership interests previously owned by the Rigas Family in Adelphia Cablevision Associates of Radnor, L.P., Highland Video Associates, L.P., Montgomery Cablevision Associates, L.P., Hilton Head Communications, L.P. and Ionian Communications, L.P. pursuant to this Stipulation and Order shall not cause or be deemed to result in a dissolution of such partnerships.

4.             Entry of the Amended Final Order of Forfeiture shall immediately (i) divest the United States of any and all right, title and interest of the United States in the Forfeited Property, and (ii) vest any and all right, title and interest in the Forfeited Property in the ACC

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LLCs, as set forth in Exhibit B hereto, free and clear of all liens, claims, encumbrances and adverse interests, except as set forth in paragraphs 5 and 6 below.

5.             The forfeitures and conveyances provided for in this Stipulation, the Final Order of Forfeiture and the Amended Final Order of Forfeiture shall be without prejudice to, and shall not constitute a waiver of, either (i) the rights, if any, of the County of San Diego, California, the City of Carlsbad, California, the City of Encinitas, California, the City of Desert Hot Springs, California, the Town of Hilton Head Island, South Carolina, and the Village of Palm Springs, Florida, to approve any future transfer requests, change of control requests, and/or franchise renewal proceedings related to franchise agreements with any of the Forfeited Managed Entities listed on Exhibit A hereto or their successors, including but not limited to the right, if any, to consider issues of noncompliance that presently exist, or may exist in the future, and/or to require the cure of any existing or future noncompliance issues (each as contractually or otherwise permitted), and (ii) the rights and defenses, if any, of ACC, the Adelphia Petitioners or the ACC LLCs related to the same, including, but not limited to, the right to argue, pursuant to section 365(f) of the Bankruptcy Code or otherwise, that the consent of the local franchising authority is not required to transfer a franchise agreement.

6.             Notwithstanding anything contained in this Stipulation to the contrary, the rights, title and interests of Olympus MCE I, LLC, Olympus MCE II, LLC, Century MCE, LLC, UCA MCE I, LLC and UCA MCE II, LLC in the Forfeited Managed Entities set forth in Exhibit A hereto shall be subject to the contingent claims of (i) Bank of Montreal

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asserted in its petition filed on or about October 13, 2005; (ii) Bank of America asserted in its petition filed on or about November 18, 2005; and (iii) Wachovia Bank, N.A., successor in interest to First Union National Bank, asserted in its petition filed on or about November 21, 2005.

7.             The Adelphia Petitioners understand and agree that this Stipulation and Order constitutes a full and final settlement of their petition as to the Forfeited Property and that they waive any rights to litigate further their interest in the Forfeited Property and further pursue remission or mitigation of the forfeiture.

8.             The parties agree to execute further documents, to the extent necessary and proper, to convey clear title to the Forfeited Property and to implement further the terms of this Stipulation.

9.             It is understood that this Stipulation is conditioned upon the Court’s entry of a Final Order of Forfeiture and Amended Final Order of Forfeiture in the form agreed to in Exhibit C hereto. The terms of this Stipulation shall be subject to approval by the Court. Violation of any term or conditions herein shall be construed as a violation of an order of the Court.

10.           ACC, the Adelphia Petitioners and the ACC LLCs are hereby barred from asserting any claim against the United States or any of its agents and employees, including the United States Marshals Service (“USMS”), the United States Postal Inspection Service (“USPIS”), and the Office in connection with, or arising out of, the United States’ initiation of forfeiture proceedings against the Forfeited Property,

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including, without limitation, any claim that any of them is a prevailing party or is entitled to costs, attorney’s fees or any award of interest.

11.           ACC and the Adelphia Petitioners represent that, to the best of their knowledge, they have fully and accurately disclosed in writing to the Asset Forfeiture Unit of the Office the identity of the claimant(s) and the nature and extent of their alleged interest in the Forfeited Property, in connection with the provision of notice of the Preliminary Order of Forfeiture pursuant to 21 U.S.C. § 853(n)(1). ACC and the Adelphia Petitioners agree to provide the Office with such information and produce to the Office such documents as may be reasonably requested by the Office in connection with the defense of any resulting claim, including a third party claim, that may be asserted against the United States or any of its officers, agents and employees (including, without limitation, the USMS, the USPIS and the Office, in their official and individual capacities) in connection with or arising out of the forfeiture, disposition or conveyance to the ACC LLCs of the Forfeited Property.

12.           This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed the complete Agreement.

13.           The individuals signing this Stipulation and Order represent and warrant that they are authorized to execute this Stipulation and Order. Brad Sonnenberg, Esq. is Executive Vice President, General Counsel and Secretary of Adelphia Communications Corporation (“ACC”) and the corporate subsidiaries (the “Corporate Petitioners”) of ACC that are identified in Schedule A to the Stipulation and Order Amending Petition of Adelphia Communications Corporation and Various Subsidiaries (the “Stipulation”). Mr. Sonnenberg is authorized to

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execute this Stipulation and Order on behalf of ACC and each of the Corporate Petitioners, and is an executive officer of the ACC corporate subsidiaries having the right to execute this Stipulation and Order on behalf of (i) each non-corporate entity identified in Schedule A to the Stipulation and (ii) the ACC LLCs. The undersigned United States signatory represents that she is signing this Stipulation and Order in her official capacity and that she is authorized to execute this Stipulation and Order.

14.           The Court shall have exclusive jurisdiction over the interpretation and enforcement of this Stipulation and Order.

15.           This Stipulation and Order constitutes the complete agreement between the parties hereto as to the Forfeited Property, and may not be amended except by written consent of the parties and approval of the Court.

Dated:	New York, New York
March 28, 2006

MICHAEL J. GARCIA
United States Attorney

		By:	/s/ Barbara A. Ward
Barbara A. Ward
Assistant United States Attorney
One Saint Andrew’s Plaza
New York, NY 10007
Tel. 212-637-1048

ADELPHIA COMMUNICATIONS CORPORATION, ADELPHIA PETITIONERS AND ACC LLCs			COVINGTON & BURLING Counsel for Adelphia Communications Corporation, Adelphia Petitioners and ACC LLCs

By:	/s/ Brad M. Sonnenberg
Brad Sonnenberg, Esq.			By:	/s/ Alan Vinegrad
Alan Vinegrad, Esq.

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Date	3/27/06	1330 Avenue of the Americas
New York, NY 10019
Tel. 212-841-1022

		Date	3/27/06

SO ORDERED:

/s/ Leonard B. Sand		Date	March 29, 2006
HONORABLE LEONARD B. SAND
UNITED STATES DISTRICT JUDGE		Time	10:26 AM

INDEX OF EXHIBITS

Exhibit A	Forfeited Managed Entities

Exhibit B	Designation of ACC Subsidiaries to Which Forfeited Managed Entities Shall Be Conveyed

Exhibit C	Form of Final Order of Forfeiture and Amended Final Order of Forfeiture

EXHIBIT A

FORFEITED MANAGED ENTITIES

1.             Adelphia Cablevision Associates of Radnor, L.P.

2.             Adelphia Cablevision of West Palm Beach, LLC

3.             Adelphia Cablevision of West Palm Beach II, LLC

4.             Cablevision Business Services, Inc.

5.             Desert Hot Springs Cablevision, Inc.

6.             Henderson Community Antenna Television, Inc.

7.             Highland Carlsbad Cablevision, Inc.

8.             Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.)

9.             Highland Prestige Georgia, Inc.

10.           Highland Video Associates, L.P. (excluding the interest held by Highland Video Associates, L.P. in Bucktail Broadcasting Corp.)

11.           Hilton Head Communications, L.P.

12.           Ionian Communications, L.P.

13.           Montgomery Cablevision Associates, L.P.

14.           Prestige Communications, Inc.

EXHIBIT B

DESIGNATION OF ACC SUBSIDIARIES TO WHICH

FORFEITED MANAGED ENTITIES SHALL BE CONVEYED

1.             Adelphia Cablevision Associates of Radnor, L.P.:

A.            All general partnership interests shall be conveyed to Olympus MCE I, LLC

B.            All limited partnership interests shall be conveyed to Olympus MCE II, LLC

2.             Adelphia Cablevision of West Palm Beach, LLC:

All limited liability company interests shall be conveyed to Olympus MCE I, LLC

3.             Adelphia Cablevision of West Palm Beach II, LLC:

All limited liability company interests shall be conveyed to Olympus MCE I, LLC

4.             Cablevision Business Services, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

5.             Desert Hot Springs Cablevision, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

6.             Henderson Community Antenna Television, Inc.:

All outstanding shares of capital stock shall be conveyed to Olympus MCE I, LLC

7.             Highland Carlsbad Cablevision, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

8.             Highland Carlsbad Operating Subsidiary, Inc. (f/k/a Daniels Cablevision, Inc.):

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

9.             Highland Prestige Georgia, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

10.           Highland Video Associates, L.P. (excluding the interest in Bucktail Broadcasting Corp. owned by Highland Video Associates, L.P.):

A.            All general partnership interests shall be conveyed to Olympus MCE I, LLC

B.            All limited partnership interests shall be conveyed to Olympus MCE II, LLC

11.           Hilton Head Communications, L.P.:

A.            All general partnership interests shall be conveyed to UCA MCE I, LLC

B.            All limited partnership interests shall be conveyed to UCA MCE II, LLC

12.           Ionian Communications, L.P.:

A.            All general partnership interests shall be conveyed to UCA MCE I, LLC

B.            All limited partnership interests shall be conveyed to UCA MCE II, LLC

13.           Montgomery Cablevision Associates, L.P.:

A.            All general partnership interests shall be conveyed to Olympus MCE I, LLC

B.            All limited partnership interests shall be conveyed to Olympus MCE II, LLC

14.           Prestige Communications, Inc.:

All outstanding shares of capital stock shall be conveyed to Century MCE, LLC

EXHIBIT C

FORM OF FINAL ORDER OF FORFEITURE

AND AMENDED FINAL ORDER OF FORFEITURE